UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		March 4, 2008

LEGG MASON, INC.

(Exact name of registrant as specified in its charter)
Maryland		1-8529	52-1200960

(State or Other Jurisdiction of Incorporation)		(Commission File No.)	(IRS Employer Identification No.)
100 Light Street, Baltimore, Maryland			21202

(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code:		(410) 539-0000

Not Applicable

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
(a)

On March 4, 2008, Legg Mason, Inc. (the "Company") obtained a $150 million standby letter of credit (the "Letter of Credit") from Citibank, N.A. (the "Bank") pursuant to the terms of the unsecured Five-Year Revolving Credit Agreement dated October 14, 2005 (as amended, the "Credit Agreement") among the Company; the Bank; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto. On that date, the Company also entered into a related agreement (the "Agreement") with the beneficiary of the Letter of Credit, the Liquid Reserves Portfolio, a Series of Master Portfolio Trust (the "Fund"), a money market fund managed by a subsidiary of the Company. The Letter of Credit supports an investment by the Fund in approximately $522 million in asset backed commercial paper (the "Securities") issued by Cheyne Finance, LLC, a Structured Investment Vehicle. The Letter of Credit may be drawn by the Fund if it realizes a loss on disposition or restructuring of the Securities. In addition, under the arrangements the Fund will draw the Letter of Credit at the end of its one-year term, if, at that time, it continues to hold the Securities and the Securities have not been restructured into securities that are rated A-1 and P-1 by Standard & Poor's and Moody's Investor Services, respectively, or at any time in the event of a decline in the short-term credit ratings of the Bank. If the Securities are restructured into securities that are not rated A-1 and P-1 and the Fund continues to hold the new securities immediately prior to the expiration of the Letter of Credit, the Fund is required to sell the securities and draw on the Letter of Credit to cover any loss. The Letter of Credit may be terminated without being drawn before its term expires in certain circumstances, including if the Securities are sold from the Fund or restructured into securities that are rated A-1 and P-1 by Standard & Poor's and Moody's Investor Services, respectively, without incurring a loss.

Under the Credit Agreement, the Company is required to reimburse the Bank any amounts that may be drawn on the Letter of Credit, either in cash or by increasing the outstanding borrowings under the Credit Agreement. As of the date the Letter of Credit was issued, the Company has established a derivative liability for the fair value of its obligations to reimburse the Bank any amounts that may be drawn under the Letter of Credit. The amount of this liability will increase or decrease if the Company's obligation under the arrangement fluctuates based on the fair value of the Securities. As a result of the Letter of Credit arrangements, the Company incurred an $88 million quarter-to-date charge to its earnings ($46 million net of adjustments to incentive compensation and taxes, or $0.32 per diluted share) reflecting the fair value of the underlying Securities as of March 5, 2008. The Company expects to make further adjustments to incentive compensation in its next fiscal year under an agreement with a subsidiary.

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The foregoing descriptions of the Credit Agreement and related Agreement do not purport to be complete and are qualified in their entirety by reference to the Credit Agreement and Agreement documents, which are filed, or incorporated, as exhibits hereto and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
(b)

As discussed in Item 1.01 above, which disclosure is incorporated herein by reference, the Company has entered into arrangements to obtain the Letter of Credit under the Credit Agreement for the benefit of the Fund. The maximum future amount that the Company could be required to pay under the Letter of Credit arrangements would be the $150 million maximum amount of the Letter of Credit plus financing costs.

Item 8.01	Other Events.

As of February 29, 2008, the Company's liquidity business had $174 billion of assets under management. Of this amount, exposure in money market funds to Structured Investment Vehicles represented approximately 2.2%, of which approximately 0.5% represented exposure to bank-sponsored Structured Investment Vehicles. As discussed in the Company's earlier filings, during the quarter ended December 31, 2007 the Company took several steps to provide support for investments in asset backed commercial paper by money market funds managed by a Company subsidiary. Attached hereto as Exhibit 99.1 and incorporated herein by reference is a press release discussing the Letter of Credit arrangements and summarizing the Company's quarter-to-date charge to earnings, based on market conditions and prices as of March 5, 2008, resulting from all of the support arrangements provided to date. Attached hereto as Exhibit 99.2 and incorporated herein by reference is a schedule summarizing the Company's quarter-to-date charge to earnings, based on market conditions and prices as of March 5, 2008, resulting from each form of support the Company has provided to date.

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Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
	Exhibit No.	Subject Matter
10.1

5-Year Revolving Credit Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on October 14, 2005)

10.2

Amendment No. 1 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on January 3, 2008)

10.3

Amendment No. 2 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on January 3, 2008)

	10.4	Agreement dated March 4, 2008 between Legg Mason, Inc. and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith
	99.1	Press Release of Legg Mason, Inc. dated March 7, 2008, filed herewith
	99.2	Schedule of Quarter-to-Date Earnings Impact of Money Market Fund Support, filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

Date: March 7, 2008	By:	/s/ Thomas P. Lemke

Thomas P. Lemke
Senior Vice President and General Counsel

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LEGG MASON, INC.

EXHIBIT INDEX

Exhibit No.	Subject Matter
10.1

5-Year Revolving Credit Agreement, dated as of October 14, 2005, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; Citigroup Global Markets Inc., as Lead Arranger and Book Manager; and Bank of America, N.A., JPMorgan Chase Bank, N.A., The Bank of New York and Deutsche Bank AG New York Branch, as Co-Syndication Agents; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on October 14, 2005)

10.2

Amendment No. 1 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on January 3, 2008)

10.3

Amendment No. 2 to the 5-Year Revolving Credit Agreement, dated as of January 3, 2008, between Legg Mason, Inc., as Borrower; Citibank, N.A., as Administrative Agent; and the other banks thereto (incorporated by reference to the Company's Current Report on Form 8-K for the event on January 3, 2008)

10.4	Agreement dated March 4, 2008 between Legg Mason, Inc. and the Liquid Reserves Portfolio, a Series of Master Portfolio Trust, filed herewith
99.1	Press Release of Legg Mason, Inc. dated March 7, 2008, filed herewith
99.2	Schedule of Quarter-to-Date Earnings Impact of Money Market Fund Support, filed herewith

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